UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Value Exchange International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VALUE EXCHANGE INTERNATIONAL, INC.

Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit

Shatin, N.T., Hong Kong SAR - Telephone: (852) 2950 4288

May 26, 2022

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS HELD VIRTUALLY ON JULY 18, 2022

Dear Common Stock Shareholder (“Shareholder,” “you,” or “your”) of Value Exchange International, Inc., a Nevada corporation, (“Company”):

Under Securities and Exchange Commission (“SEC”) rules, you are receiving this Notice of Internet Availability of Proxy Materials (“Notice”) that the proxy materials for the 2022 Annual Meeting of Shareholders (“Annual Meeting”) are available on the Internet (as indicated below). Follow the instructions below to view materials and, if desired, to request a paper copy of the proxy materials. The instructions on how to vote online are below. The items to be voted on and instructions on how to attend the Annual Meeting, which is being conducted virtually by web cast only, are on the reverse side of this Notice.

THIS COMMUNICATION PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS THAT ARE AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS. THE PROXY MATERIALS ARE AVAILABLE AT THE WEB SITE BELOW:

https://www.vei-i.com/en/shareholder_meeting

HOW TO VOTE AT THE ANNUAL MEETING:

BY INTERNET - Go to the website www.cleartrustonline.com/veii (“Meeting Website”) – available 24 hours a day, seven days a week until closing of voting polls at the Annual Meeting, which is being held virtually by web cast at 7:00 p.m., local Hong Kong SAR time, on Monday, July 18, 2022, and follow the online instructions. You will need the 12-digit control number stated below, which number is also included on your proxy card, in order to vote online. You may change a prior vote by casting a new vote online (through the Meeting Website) prior to closing of voting polls at the Annual Meeting. Only your latest online vote properly submitted prior to the closing of voting polls at the Annual Meeting is counted.

YOUR CONTROL NUMBER: ___________________

If you have problems accessing the Meeting Website, you may contact ClearTrust at 813-235-4490 during normal business hours and beginning at 6:30 p.m., local Hong Kong SAR time, on the date of the Annual Meeting.

BY MAIL. Mark your selections on your proxy card (if you received one). Date and sign your name exactly as it appears on your proxy card. Mail the proxy card in the postage-paid envelope that is provided to you. If your shares are held in “street name,” meaning that they are held for your account by a broker, bank or other nominee as the holder of record, you will receive instructions from that holder of record that you must follow to vote your shares. Proxy cards that are mailed must be received prior to close of business on July 15, 2022.

How to Request a Paper Copy of Proxy Materials: (1) Call our Corporate Secretary at 852 2950 4288; (2) email request to https://www.vei-i.com/en/investorinfo/contact-us; or (3) Send a written request to: Corporate Secretary, Value Exchange International, Inc., Unit 602, Block B, 6 Floor, Shatin Industrial Centre, 5-7 Yuen Shun Circuit, Shatin, N.T., Hong Kong SAR.

2022 ANNUAL MEETNG OF SHAREHOLDERS

Value Exchange International, Inc.’s 2022 Annual Meeting of Shareholders (“Annual Meeting”) will be held virtually only, by web cast, on 7:00 p.m., local Hong Kong SAR time, on Monday, July 18, 2022.

Attending the Annual Meeting: Annual Meeting will be a “virtual meeting” of Shareholders that is conducted exclusively online via the Internet as a virtual web conference at www.cleartrustonline.com/veii (“Meeting Website”). There will not be a physical meeting location and, as such, Shareholders will not be able to attend the Annual Meeting in person. This means that you can only attend, participate in and vote during the Annual Meeting by visiting the Meeting Website. We encourage you to vote prior to the Annual Meeting through the Meeting Website or by proxy by mail. You may change your vote during the Annual Meeting by casting a vote online prior to the closing of the voting polls through the Meeting Website.

Only Shareholders as of the close of business on May 23, 2022 (the record date) will be entitled to attend, participate in and vote at the Annual Meeting.

Proposals to be Considered at Annual Meeting. You will be voting on the following proposals at the Annual Meeting. The Company’s Board of Directors’ recommendations on how to vote are also below.

Proposals		Board Recommendation on the Vote
1. Approve an amendment to the Amended Articles of Incorporation to increase the authorized shares of capital stock to 600 million by increasing the authorized shares of Common Stock from 100 million to 500 million.		Board recommends that you vote “FOR”

2. Election of the nine (9) nominees named below as Directors of the Company, each for a term ending at the 2023 Annual Meeting of Shareholders and election and assumption of office by successor directors:

a. Chan Heng Fai b. Lum Kan Fai c. Johan Pehrson d. Tan Seng Wee e. Wong Shui Yeung	f. Wong Tat Keung g. Lee Yuen Fong h. Tsang Po Yee i. Robert H. Trapp	Board recommends that you vote “FOR” all Nominees
3. Ratification of the appointment of Zhen Hui CPA as the Company’s independent registered public accountants for the fiscal year ending December 31, 2022.		Board recommends that you vote “FOR”
4. Ratification of 2022 Equity Incentive Plan.		Board recommends that you vote “FOR”
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

PLEASE VOTE - YOU MAY VOTE PRIOR TO THE ANNUAL MEETING BY FOLLOWING THE INSTRUCTIONS ON HOW TO VOTE ABOVE. YOU CANNOT VOTE BY RETURNING THIS NOTICE. YOU MUST DO SO AS STATED IN HOW TO VOTE.

HELP THE COMPANY SAVE COST OF MAILINGS AND HELP THE ENVIRONMENT BY REGISTERING TO RECEIVE PROXY MATERIALS IN THE FUTURE ELECTRONICALLY BY GOING TO https://www.vei-i.com/en/register and registering.

VOTE BY INTERNET – cleartrustonline.com/veii

Use the Internet to transmit your voting instructions. Vote by 11:59 p.m. ET on June 29, 2022. Have your proxy card in hand when you access the web site and follow the instructions to cast your vote online.

Value Exchange International Inc. c/o ClearTrust, LLC 16540 Pointe Village Dr, #205 Lutz, FL 33558	VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ClearTrust LLC, 16540 Pointe Village Dr, Suite 205, Lutz, FL 33558.

«REG» «REG2» «REG3» «REG4» «REG5»	REGISTER TO RECEIVE FUTURE PROXY STATEMENTS AND ANNUAL REPORTS AT https://www.vei-i.com/en/register
«HOLDER_ADDRESS»	CONTROL # à	«PROXYCNTRL»
«HOLDER_ADDRESS2» «HO_CITY», «HO_STATE» «HO_ZIP»	SHARES:	«PXSHARES»

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

		For	Against	Abstain
1.	Approve an amendment to the Amended Articles of Incorporation to increase the authorized shares of Common Stock from 100 million to 500 million and authorized shares of capital stock to 600 million.	☐	☐	☐

2.	Elect nine (9) nominees as Directors of the Company, for a term ending at the 2023 Annual Meeting of Shareholders and the election and assumption of office by successor directors. Nominees:

					For All	Withhold All	For All Except
(1) Chan Heng Fai	(2) Lum Kan Fai	(3) Johan Pehrson	(4) Tan Seng Wee		☐	☐	☐

(5) Wong Shui Yeung	(6) Wong Tat Keung	(7) Lee Yuen Fong	(8) Tsang Po Yee	(9) Robert Trapp

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

______________________________________

		For	Against	Abstain
3.	Ratify the appointment of Zhen Hui CPA as the Company’s independent registered public accountants for fiscal year 2022.	☐	☐	☐

		For	Against	Abstain
4.	Ratify the 2022 Equity Incentive Plan.	☐	☐	☐

5.	To transact any and all other business which may come before the Stockholders at this Meeting or any adjournments or postponements thereof.

Please indicate if you plan to attend this meeting      ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer	«REG» «REG2» «REG3» «REG4» «REG5»

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owner]	Date

«PROXY

Your Vote is Important

Please complete, date, sign and mail your voting instruction card in the envelope provided as soon as possible

OR

Vote online at cleartrustonline.com/veii

Value Exchange International Inc.

Revocable Proxy

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, being a shareholder in Value Exchange International Inc., a business incorporated pursuant to the laws of the State of Nevada (the “Corporation”), in connection with ANNUAL SHAREHOLDERS’ MEETING to be held on the 30th day of June, 2022, does hereby appoint Tan Sang Wee and Au Cheuk Lun as my proxy and attorney-in-fact to vote all shares of Corporation stock standing in my name.

The undersigned shareholder may revoke this Proxy at any time before it is voted by filing with the Company a written notice of revocation, by delivering to the Company a duly executed Proxy bearing a later date, or by attending the Annual Meeting virtually and voting online following the instructions to be provided during the meeting.

Continued and to be signed on the reverse side